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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               September 27, 2000

                          INTERFOODS OF AMERICA, INC.
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            (Exact name of registrant as specified in this charter)

           Nevada                       000-21093                59-3356011
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

         9400 South Dadeland Boulevard, Suite 720, Miami, Florida 33156
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             (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (305) 670-0746

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Item 1. Changes in control of Registrant.

         Not Applicable.

Item 2. Acquisition or disposition of assets.

         On September 14, 2000, pursuant to an Asset Purchase Agreement, the Company acquired 71 Popeyes Chicken & Biscuit units from RMS Family Restaurants, Inc. In addition to acquiring the operating units, the Company acquired the land and buildings upon which 32 of the units operate. The cost of the acquisition was approximately $48,700,000 of which approximately $44,800,000 was financed with the balance being paid in cash from funds of the Registrant.

Item 3. Bankruptcy or receivership.

         Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5. Other events.

         Not Applicable.

Item 6. Resignation of Registrant's Directors.

         Not Applicable.

Item 7. Financial Statement and Exhibits.

         (a) Exhibits

         Audited financial statements for the units acquired will be filed upon their completion.

Item 8. Change in Fiscal Year.

         Not Applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERFOODS OF AMERICA, INC.
                                                (Registrant)



                                        By: /s/ ROBERT BERG
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                                            Robert Berg, Chief Executive Officer

Dated: September 27, 2000

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